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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 March 24, 2005


                           Vermont Pure Holdings, Ltd.
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             (Exact Name of Registrant as Specified in its Charter)


        Delaware                     000-31797                   03-0366218
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(State of incorporation)           (SEC File No.)          (IRS Employer ID No.)


                    45 Krupp Drive, Williston, Vermont 05495
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (802) 860-1126


                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)


            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Exchange Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

EXECUTIVE EMPLOYMENT AGREEMENTS

On March 24, 2005 the Company finalized a new employment agreement with its Chief Financial Officer, Bruce S. MacDonald. The agreement is effective March 24, 2005 and runs through December 31, 2007. The agreement replaces an existing agreement with Mr. MacDonald that would have expired in October 2005.

The agreement provides for an annual salary of $135,000. In addition, Mr. MacDonald has the opportunity to earn up to $75,000 in bonus compensation on an annual basis for achievement of financial and business performance criteria defined in the agreement.

Other compensation under the agreement with the executive includes the use of a company vehicle and reimbursement for disability and other insurance during the term of the agreement. The value of these benefits cannot exceed $15,000 on an annual basis.

Mr. MacDonald has been Chief Financial Officer and Treasurer of the Company since May, 1993. He has served as Secretary of the Company since June, 1999.

ITEM 8.01   OTHER EVENTS.

On March 9, 2005, the Company issued a Proxy Statement regarding its Annual Meeting of Stockholders, scheduled for April 13, 2005, at 1:00 p.m., local time, at the offices of Foley Hoag LLP, 155 Seaport Boulevard, Boston, Massachusetts 02210. It has come to our attention that while all of the references to the date and time of the Annual Meeting in the Proxy Statement and accompanying proxy card are correct, on the first page of the Proxy Statement, the day of the meeting is erroneously given as Tuesday. April 13, 2005 falls on a Wednesday.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        VERMONT PURE HOLDINGS, LTD.


                                        By: /s/ Bruce S. MacDonald
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                                            Bruce S. MacDonald
                                            Chief Financial Officer

                                        Date: March 28, 2005